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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                DECEMBER 13, 2001
                                -----------------


                                 PROXYMED, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



          FLORIDA                  0-22052                65-0202059
          -------                  -------                ----------
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)         Identification No.)



   2555 DAVIE ROAD, SUITE 110, FT. LAUDERDALE, FLORIDA        33317-7424
   ---------------------------------------------------        ----------
       (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (954) 473-1001
                                                           --------------
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ITEM 5. OTHER EVENTS.

         On December 21, 2001 ProxyMed, Inc. (the "Company"), sold 483,414 shares of common stock at $16.50 per share in a private placement to nine U.S. and Canadian institutional and accredited investors, resulting in net proceeds to the Company of approximately $7,247,500 after costs of $728,800. Commonwealth Associates, L.P. acted as placement agent in the transaction for which it received 7% of the gross proceeds of the shares sold plus their actual out-of-pocket expenses incurred in connection with the private placement. Certain executive officers, directors and controlling persons of the Company have agreed to a lock-up on all shares owned or beneficially owned by them until a registration statement covering the shares sold in the private placement is declared effective. The Company's registration statement covering the resale of the Shares must be declared effective by the SEC on or before March 20, 2002, or the Per Share Purchase Price will be reduced by 5% for each month (or on a pro rata basis for any portion thereof) thereafter until such time as the registration statement is effective; provided, however, that the maximum reduction in the Per Share Purchase Price shall be 25%. The reduction in the Per Share Purchase Price shall be evidenced by the issuance of additional Shares (the "Adjustment Shares") to the investors within five days following the effective date of the registration statement.

         Additionally, on December 13, 2001, the Company offered to convert the 203,799 shares outstanding of its Series C 7% Convertible Preferred Stock (the "Series C Preferred") into shares of common stock at a reduced conversion price (the "Conversion Offer"). For a period of sixty days ending February 11, 2002, the holders of the Series C Preferred shares may convert such shares at a reduced conversion price of $13.05 per share instead of the conversion price of $15.00. If all Series C Preferred shares are converted, the Company will issue a total of 1,561,678 shares of common stock, inclusive of an additional 203,018 shares of common stock as a result of the reduced conversion price. The Company is expected to record a deemed dividend charge of approximately $2.99 for each converted share as a result of the inducement to convert. Charges of approximately $3.4 million will be recorded in the fourth quarter of 2001 for conversions consummated before the 2001 year end and any additional conversions in 2002 will result in charges recorded in the first quarter of 2002. As of December 31, 2001, holders of approximately 83% of the outstanding Series C Preferred had converted their shares.

         In addition, holders of more than two-thirds of the outstanding Series C Preferred have voted to amend the Articles of Designation governing the Series C Preferred and the Subscription Agreement dated as of June 15, 2000. These amendments eliminate certain rights of the Series C Preferred shareholders, including anti-dilution provisions, voting rights and certain restrictive covenants agreed to by the Company, and will apply to those Series C Preferred shareholders who decide not to participate in the Conversion Offer.

         The Company has agreed to file a registration statement covering the resale of the private placement shares of the investors, the Adjustment Shares, and the resale of the additional shares issuable to the holders of the Series C Preferred shares electing to convert at the reduced conversion price pursuant to the Conversion Offer.


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         As a result of the reduced conversion price in the Conversion Offer,
85,689 warrants with an exercise price of $15.00 per share issued in connection with our Series B 6% Convertible Preferred Stock were reset into 98,493 warrants with a new exercise price of $13.05 per share as a result of anti-dilution provisions relating to the Series B Preferred Stock. As a result of this reset, the Company will record a deemed dividend charge of approximately $207,800 in the fourth quarter of 2001.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following exhibits are included herein:

                  Exhibit 3.1 -  Articles of Amendment to Articles of
                                 Incorporation of ProxyMed, Inc. dated
                                 December 21, 2001.

                  Exhibit 10.1 - Form of Subscription Agreement dated
                                 December 21, 2001 for the private placement issuance of up to $8,000,000 of ProxyMed, Inc. common stock.

                  Exhibit 10.2 - Placement Agency Agreement dated December
                                 18, 2001 between ProxyMed, Inc. and
                                 Commonwealth Associates, L.P. for the
                                 private placement issuance of up to
                                 $8,000,000 of ProxyMed, Inc. common stock.

                  Exhibit 10.3 - Form of Conversion Agreement for Series C 7%
                                 Convertible Preferred shareholder pursuant to conversion offer dated December 13, 2001.

                  Exhibit 10.4 - Form of Designation and Subscription
                                 Amendment Agreement for Series C 7%
                                 Convertible Preferred shareholder pursuant to conversion offer dated December 13, 2001.


                  Exhibit 99.1 - Press Release dated December 28, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PROXYMED, INC.



Date  January 10, 2002                   /s/ Judson E. Schmid
                                         ---------------------------------------
                                         Judson E. Schmid, Executive Vice
                                          President and Chief Financial Officer


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                                INDEX TO EXHIBITS

                     EXHIBIT NUMBER                         DESCRIPTION
                     --------------                         -----------

                           3.1               Articles of Amendment to Articles of
                                             Incorporation of ProxyMed, Inc. dated
                                             December 21, 2001.

                          10.1               Subscription Agreement dated December 21,
                                             2001 for the private placement issuance of
                                             up to $8,000,000 of ProxyMed, Inc. common
                                             stock.

                          10.2               Placement Agency Agreement dated December
                                             18, 2001 between ProxyMed, Inc. and
                                             Commonwealth Associates, L.P. for the
                                             private placement issuance of up to
                                             $8,000,000 of ProxyMed, Inc. common stock.

                          10.3               Conversion Agreement for Series C 7%
                                             Convertible Preferred shareholder pursuant
                                             to conversion offer dated December 13, 2001.

                          10.4               Designation and Subscription Amendment
                                             Agreement for Series C 7% Convertible
                                             Preferred shareholder pursuant to conversion
                                             offer dated December 13, 2001.

                          99.1               Press Release dated December 28, 2001.


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